Bluerock Total Income+ Real Estate Fund

PORTFOLIO OF INVESTMENTS

December 31, 2023 (Unaudited)

Security	Shares	Value
PRIVATE REAL ESTATE SECURITIES (100.72%)(a)

Apartments (10.18%)
Bridge Workforce Housing Fund I, LP	N/A	$81,021,069
Clarion Gables Multifamily Trust	68,279	97,281,720
Cortland Growth & Income Fund	191,455	228,799,202
Sentinel Real Estate Fund	1,305	144,485,503
		551,587,494
Data Centers (0.41%)
Harrison Street Data Center Fund(b)	N/A	22,499,588

Diversified (42.95%)
AEW Core Property Trust	19,814	21,382,471
Ares Real Estate Enhanced Income Fund	N/A	36,622,772
Bain Capital Real Estate Fund I	N/A	75,567,263
Blackstone Property Partners U.S.	83,232	123,554,978
Bridge Debt Strategies Fund III, LP	N/A	46,520,013
Bridge Debt Strategies Fund IV, LP	N/A	95,897,085
Brookfield Premier Real Estate Partners	182,642	254,297,648
Carlyle Property Investors	126,094	228,761,011
CBRE U.S. Core Partners, LP	74,972,135	122,525,318
Clarion Lion Properties Fund	74,116	116,562,326
H/2 Special Opportunities Fund(b)(c)	N/A	107,927,805
Harrison Street Core Property Fund	35,011	51,958,624
Invesco Core Real Estate Fund	663	126,755,992
Invesco U.S. Income Fund LP	132,864	207,789,257
Morgan Stanley Prime Property Fund LLC	5,148	104,201,812
PGIM PRISA II	133,145	182,567,487
PGIM PRISA III	47,898	139,087,007
Principal Enhanced Property Fund LP	4,416,847	58,220,758
RREEF America REIT II, Inc.	451,552	58,558,468
Stockbridge Smart Markets Fund	36,760	64,441,396
Stockbridge Value Fund II	N/A	42,292
TA Realty Core Property Fund, LP	79,178	104,632,834
		2,327,874,617
Industrial (33.67%)
Ares Industrial Real Estate Fund	90,941	230,706,310
CBRE U.S. Logistics Partners LP	215,558,564	276,741,908
Clarion Lion Industrial Trust	59,095	222,253,220
Prologis Targeted U.S. Logistics Fund(c)	198,346	530,467,115
Realterm Logistics Income Fund LP	180,850	283,234,840
RREEF Core Plus Industrial Fund LP	873,400	193,694,900
TA Realty Logistics Fund, LP	85,054	87,706,662
		1,824,804,955
Life Science (13.51%)
Bain Capital Real Estate Life Science Fund(b)	N/A	35,482,413
Blackstone Property Partners Life Science	N/A	83,935,744
Harrison Street Life Science	N/A	12,340,816

Security	Shares	Value
Life Science (continued)
IQHQ, Inc.(b)(c)(e)	25,663,327	$600,235,009
		731,993,982
TOTAL PRIVATE REAL ESTATE SECURITIES (Cost $5,256,977,545)		5,458,760,636

Security	Principal	Value
REAL ESTATE DEBT SECURITIES (4.56%)(d)
FREMF 2018-K82 Mortgage Trust, Class X2A, IO, 0.100%, 9/25/2028	$1,058,937,954	$4,120,328
FREMF 2018-K82 Mortgage Trust, Class D, 0.000%, 10/25/2028	100,392,906	66,537,607
FREMF 2018-K82 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2028	262,694,906	1,063,126
FREMF 2019-K91 Mortgage Trust, Class X2A, IO, 0.100%, 3/25/2029	1,111,990,533	4,715,952
FREMF 2019-K91 Mortgage Trust, Class D, 0.000%, 10/25/2029	103,857,565	63,743,411
FREMF 2019-K91 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2029	247,526,565	1,128,226
FREMF 2019-K101 Mortgage Trust, Class X2A, IO, 0.100%, 10/25/2029	1,176,411,963	5,465,610
FREMF 2019-K101 Mortgage Trust, Class D, 0.000%, 1/25/2030	109,477,635	64,630,998
FREMF 2019-K101 Mortgage Trust, Class X2B, IO, 0.100%, 1/25/2030	270,043,635	1,316,193
FREMF 2021-K132 Mortgage Trust, Class X2A, IO, 0.100%, 8/25/2031	978,631,766	5,868,855
FREMF 2021-K132 Mortgage Trust, Class X2B, IO, 0.100%, 8/25/2031	230,992,666	1,404,666
FREMF 2021-K132 Mortgage Trust, Class D, 0.000%, 12/25/2031	60,501,666	27,080,243
TOTAL REAL ESTATE DEBT SECURITIES (Cost $241,713,476)		247,075,215

Security	Shares	Value
PUBLIC EQUITY REAL ESTATE SECURITIES (3.24%)
Public Non-Traded Real Estate Investment Trusts (0.00%)
Diversified (0.00%)
Highlands REIT, Inc.(b)(e)	140,161	40,647
Total Public Non-Traded Real Estate Investment Trusts (Cost $51,627)		40,647

Publicly Traded Real Estate Investment Trusts (3.24%)
Apartments (0.35%)
AvalonBay Communities, Inc.	52,709	9,868,179
Essex Property Trust, Inc.	20,100	4,983,594
UDR, Inc.	105,946	4,056,672
		18,908,445
Communications (0.02%)
American Tower Corp.	4,008	865,247
		865,247
Data Centers (0.41%)
Digital Realty Trust, Inc.	60,037	8,079,779
Equinix, Inc.	17,497	14,091,909
		22,171,688
Gaming (0.10%)
VICI Properties, Inc.	173,917	5,544,474
		5,544,474
Healthcare (0.32%)
CareTrust REIT, Inc.	37,994	850,306
Omega Healthcare Investors, Inc.	42,250	1,295,385
Ventas, Inc.	102,757	5,121,409
Welltower, Inc.	114,341	10,310,128
		17,577,228
Hotels (0.07%)
Ryman Hospitality Properties, Inc.	34,233	3,767,684
		3,767,684

Security	Shares	Value
Industrial (0.54%)
Americold Realty Trust, Inc.	46,135	$1,396,507
EastGroup Properties, Inc.	32,542	5,972,759
Prologis, Inc.	134,901	17,982,303
STAG Industrial, Inc.	94,666	3,716,587
		29,068,156
Manufactured Homes (0.14%)
Equity LifeStyle Properties, Inc.	15,440	1,089,138
Sun Communities, Inc.	47,940	6,407,181
		7,496,319
Office (0.13%)
SL Green Realty Corp.	66,951	3,024,176
Vornado Realty Trust	143,311	4,048,536
		7,072,712
Regional Malls (0.18%)
Simon Property Group, Inc.	68,105	9,714,497
		9,714,497
Self-Storage (0.41%)
CubeSmart	92,309	4,278,522
Extra Space Storage, Inc.	0	35
Iron Mountain, Inc.	116,831	8,175,834
Public Storage	32,473	9,904,265
		22,358,656
Shopping Center (0.17%)
Brixmor Property Group, Inc.	185,285	4,311,582
Kite Realty Group Trust	162,688	3,719,048
Regency Centers Corp.	22,037	1,476,479
		9,507,109
Single Tenant (0.30%)
Agree Realty Corp.	71,494	4,500,547
Essential Properties Realty Trust, Inc.	220,257	5,629,769
Realty Income Corp.	34,991	2,009,183
Spirit Realty Capital, Inc.	90,797	3,966,921
		16,106,420
Single-Family Rental (0.10%)
American Homes 4 Rent, Class A	151,441	5,445,818
		5,445,818
Total Publicly Traded Real Estate Investment Trusts (Cost $153,506,796)		175,604,453

TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $153,558,423)		175,645,100

OPEN-ENDED MUTUAL FUND (0.27%)

Diversified (0.27%)
Cohen & Steers Institutional Realty Shares, Inc.	317,863	14,758,387
TOTAL OPEN-ENDED MUTUAL FUND (Cost $15,826,606)		14,758,387

SHORT TERM INVESTMENT (1.61%)
Fidelity Investments Money Market Fund - Government Portfolio - Class I, 5.25% (Cost $87,055,866)(f)	87,055,866	87,055,866

TOTAL INVESTMENTS (110.40%) (Cost $5,755,131,916)		$5,983,295,204
LIABILITIES IN EXCESS OF OTHER ASSETS (-10.40%)		(467,360,731)
NET ASSETS (100.00%)		$5,322,910,543

Common Abbreviations

IO - Interest Only Security

(a)	All or a portion of these securities are segregated as collateral for the Lines of Credit as of December 31, 2023.
(b)	Non-income producing security.
(c)	Holding is comprised of two share classes of the same underlying investment.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the aggregate market value of those securities was $247,075,215, representing 4.64% of net assets.

(e)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $600,275,656, representing 11.28% of net assets.
(f)	The rate shown is the 7-day effective yield as of December 31, 2023.

Bluerock Total Income+ Real Estate Fund

Notes to Quarterly Portfolio of Investments

December 31, 2023 (Unaudited)

1. ORGANIZATION

Bluerock Total Income+ Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund is non-diversified. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in real estate industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Class L shares commenced operations on June 1, 2017 and are offered at net asset value plus a maximum sales charge of 4.25%. Class M shares commenced operations on December 27, 2021 and are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing shareholder service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its shareholder service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 "Financial Services – Investment Companies.”

A. Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price. Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund may invest a portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end and closed-end investment companies and exchange traded funds (“ETFs” and collectively the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets/liabilities at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values (“NAV”) as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an investment vehicle to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning such investment vehicles generally reflect the risks of owning the underlying securities they are designed to track, although any lack of liquidity could result in it being more volatile. Additionally, such investment vehicles have fees and expenses that reduce their value relative to their underlying holdings.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor, who has been named as the valuation designee by the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private Real Estate Securities – The Fund invests a significant portion of its assets in Private Real Estate Securities (“Private Funds”), which includes securities that invest in real estate assets (“Private REITs”) and securities that invest in debt instruments secured or otherwise supported by real estate assets (“Private Debt”). The Private Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient, and to value its investments in Private Funds at their respective NAVs or NAV equivalents at each quarter. For non-calendar quarter-end days, the Advisor estimates the fair value of each Private Fund by adjusting the most recent NAV for each Private Fund by the change in a proprietary benchmark that the Advisor has deemed to be representative of the entire Private Fund market. The Fund accrues income on a daily basis for each Private Fund investment as applicable. As of December 31, 2023, all of the Fund’s investments in Private NAVs.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Advisor determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long- term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the period ended December 31, 2023, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2023 for the Fund's assets measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Real Estate Securities(a)	$–	$–	$600,235,009	$5,458,760,636
Real Estate Debt Securities	–	247,075,215	–	247,075,215
Public Non-Traded Real Estate Investment Trusts	–	–	40,647	40,647
Publicly Traded Real Estate Investment Trusts	175,604,453	–	–	175,604,453
Open-Ended Mutual Fund	14,758,387	–	–	14,758,387
Short Term Investments	87,055,866	–	–	87,055,866
	$277,418,706	$247,075,215	$600,275,656	$5,983,295,204

(a)	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent), practical expedient, have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.

The following table shows the aggregate changes in fair value of the Fund’s Level 3 investments during the period ended December 31, 2023:

Asset Type	Balance as of September 30, 2023	Accrued Discount/ Premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Purchases	Sales	Balance as of December 31, 2023	Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at December 31, 2023
Private Real Estate Securities	$625,349,615	$-	$-	$-	$(25,114,606)	$-	$-	$600,235,009	$(25,114,606)
Public Non-Traded Real Estate Investment Trusts	33,639	-	-	-	7,008	-	-	40,647	7,008
	$625,383,254	$-	$-	$-	$(25,107,598)	$-	$-	$600,275,656	$(25,107,598)

During the period ended December 31, 2023, management determined that the Fund’s private real estate investment no longer met the requirements for practical expedient. Accordingly, management has fair valued the position and classified it as a Level 3 investment in the table above. As of December 31, 2023, the Fund used the NAV per share as provided by the underlying investment, reflective of the appraised value of all the investment's real estate assets as determined by an independent third-party appraiser. Currently, the third-party appraiser conducts such appraisals on a quarterly basis, using available market information and valuation methods, which may include any or all of a sales comparison method, direct capitalization method and/or discounted cash-flow method. The third-party appraiser is an MAI-designated appraiser and its appraisals and related analyses, opinions and conclusions relating to the real estate assets are determined in conformance with the Uniform Standards of Professional Appraisal Practice as published by the Appraisal Foundation. Key unobservable inputs utilized by the third-party appraiser include discount rates and exit capitalization rates, which ranged from 6.75% to 13.00% and 5.25% to 8.23% respectively. Increases (decreases) in the discount rate or exit capitalization rate would result in a lower (higher) fair value measurement.

3. COMMITMENTS AND CONTINGENCIES

Commitments – As of December 31, 2023, the Fund had unfunded commitments and/or contingencies for the below listed Private Real Estate Securities.

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice (Days)
AEW Core Property Trust	$21,382,471	$-	Quarterly	45
Ares Industrial Real Estate Fund	230,706,310	60,000,000	Quarterly	90
Ares Real Estate Enhanced Income Fund	36,622,772	-	Quarterly	90
Bain Capital Real Estate Fund I	75,567,263	23,974,437	None	None
Bain Capital Real Estate Life Science	35,482,413	36,788,217	None	None
Blackstone Property Partners U.S.	123,554,978	-	Quarterly	90
Blackstone Property Partners Life Science	83,935,744	9,185,648	Annual	180
Bridge Debt Strategies Fund III, LP	46,520,013	5,574,061	None	None
Bridge Debt Strategies Fund IV, LP	95,897,085	3,409,145	None	None
Bridge Workforce Housing Fund I, LP	81,021,069	1,834,254	None	None
Brookfield Premier Real Estate Partners	254,297,648	-	Quarterly	90
Carlyle Property Investors	228,761,011	41,228,636	Quarterly	90
CBRE U.S. Core Partners, LP	122,525,318	-	Quarterly	60
CBRE U.S. Logistics Partners, LP	276,741,908	-	Quarterly	90
Clarion Gables Multifamily Trust	97,281,720	-	Quarterly	90
Clarion Lion Industrial Trust	222,253,220	-	Quarterly	90
Clarion Lion Properties Fund	116,562,326	-	Quarterly	90
Cortland Growth & Income Fund	228,799,202	-	Quarterly	90
Harrison Street Core Property Fund	51,958,624	-	Quarterly	45
Harrison Street Data Center Fund	22,499,588	4,915,049	None	None
Harrison Street Life Science Fund	12,340,816	5,817,500	None	None
H/2 Special Opportunities Fund V	107,927,805	7,178,004	None	None
Invesco Core Real Estate Fund	126,755,992	-	Quarterly	45
Invesco U.S. Income Fund LP	207,789,257	-	Quarterly	45
IQHQ, Inc.	600,235,009	-	None	None
Morgan Stanley Prime Property Fund LLC	104,201,812	-	Quarterly	90
PGIM PRISA II	182,567,487	-	Quarterly	90
PGIM PRISA III	139,087,007	-	Quarterly	90
Principal Enhanced Property Fund LP	58,220,758	-	Quarterly	90
Prologis Targeted U.S. Logistics	530,467,115	300,000,000	Quarterly	90
Realterm Logistics Income Fund LP	283,234,840	-	Quarterly	90
RREEF America REIT II, Inc.	58,558,468	-	Quarterly	45
RREEF Core Plus Industrial Fund LP	193,694,900	12,000,000	Quarterly	60
Sentinel Real Estate Fund	144,485,503	-	Daily	*
Stockbridge Smart Markets Fund	64,441,396	-	Quarterly	45
Stockbridge Value Fund II	42,292	511,701	None	None
TA Realty Core Property Fund	104,632,834	-	Quarterly	45
TA Realty Logistics Fund	87,706,662	-	Quarterly	45
Total	$5,458,760,636	$512,416,652

*Written	notice required for redemption, no minimum timeline required.

Typically, when the Fund invests in a Private Fund, it makes a binding commitment to invest a specified amount of capital in the applicable Private Fund. The capital commitment may be drawn by the general partner of the Private Fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the Unfunded Commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the Private Fund. Further, the organizational documents of the Private Funds in which the Fund invests typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the Private Fund accepts redemption requests and the Redemption Notice column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested.

4. RISKS AND UNCERTAINTIES

In the normal course of business, the Fund faces certain risks and uncertainties. Set forth below is a summary of certain principal risks associated with the Fund. The following is not intended to be a complete list of all the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the performance, value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Real Estate Industry Concentration Risk. The Fund will concentrate its investments in securities of real estate industry issuers, and it may invest in real estate directly. As such, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies of engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; (ix) climate change and (x) changes in interest rates and leverage. There are also special risks associated with particular sectors, or real estate operations, including, but not limited to, those risks described below:

Retail Properties. Retail properties are affected by shifts in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by a downturn in the businesses operated by their tenants.

Hospitality Properties. Hotel properties and other properties in the hospitality real estate sector, such as motels and extended-stay properties, are affected by declines in business and leisure travel.

Healthcare and Life Sciences Properties. Healthcare and life science properties are affected by potential federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, and the continued availability of revenue from government reimbursement programs.

Industrial Properties. Industrial properties are affected by downturns in the manufacturing, processing and shipping of goods.

Multifamily Properties. Multifamily properties are affected by adverse economic conditions in the locale, oversupply and rent control laws.

Residential Properties. Residential properties can be significantly affected by the national, regional and local real estate markets. This segment of the real estate industry also is sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. Thus, residential properties can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Shopping Centers. Shopping center properties are affected by changes in the local markets where their properties are located and dependent upon the successful operations and financial condition of their major tenants.

Self-Storage Properties. Self-storage properties are affected by changes to competing local properties, consumer and small business demand for storage space, and the ability of the management team.

Other factors may contribute to the risk of real estate investments:

Development Issues. Real estate development companies in which the Underlying Funds or the Fund may invest are affected by construction delays and insufficient tenant demand to occupy newly developed properties.

Lack of Insurance. Certain of the companies in the Fund’s portfolio may fail to carry comprehensive liability, fire, flood, wind or earthquake extended coverage and rental loss insurance, or insurance and may be subject to various policy specifications, limits and deductibles.

Dependence on Tenants. The ability of companies in the real estate industry in which the Fund may invest to make distributions to shareholders depends upon the ability of the tenants at their properties to generate enough income in excess of tenant operating expenses to make their lease payments.

Financial Leverage. Companies in the real estate industry in which the Fund may invest may be highly leveraged and financial covenants may affect their ability to operate effectively.

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge.

Environmental Issues. Owners of properties that may contain hazardous or toxic substances may be responsible for removal or remediation costs.

Credit Market Conditions. Instability in credit markets can potentially make it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. Conditions in the credit markets may expose borrowers to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects.

Credit Risk. It is possible that issuers of debt securities may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held may be lowered if an issuer’s financial condition changes and this also may negatively impact the Fund’s returns on investment in such securities.

Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have risen sharply after maintaining historically low levels for a significant period of time. Current conditions may result in an increase in interest rate volatility, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened. Fixed income securities are also subject to default risk.

Institutional Investment Fund Risk. The Fund’s investment in Institutional Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in an Institutional Investment Fund may be higher than if the manager of the Institutional Investment Fund managed the Fund’s assets directly. The performance fees charged by certain Institutional Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Institutional Investment Funds, like the other “Underlying Funds” in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the Institutional Investment Funds are not entitled to the protections of the 1940 Act. For example, these funds need not have independent boards, shareholder approval of advisory contracts may not be required, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Lack of Control Over Institutional Investment Funds and Other Portfolio Investments. Once the Advisor or RREEF has selected an Institutional Investment Fund, Private REIT, Public REIT, or Other Public Investment Vehicle (each, an “Underlying Fund” and together, the “Underlying Funds”) for investment by the Fund, the Advisor and RREEF will have no control over the investment decisions made by any such Underlying Fund. Although the Fund and the Advisor or RREEF will evaluate regularly each Underlying Fund and its manager to determine whether their respective investment programs are consistent with the Fund’s investment objective, the Advisor and RREEF will not have any control over the investments made by any Underlying Fund. Even though the Underlying Funds are subject to certain constraints, the managers may change aspects of their investment strategies. The managers may do so at any time (for example, such change may occur immediately after providing the Advisor with the quarterly unaudited financial information for an Institutional Investment Fund). The Advisor or RREEF may reallocate the Fund’s investments among the Underlying Funds, but the Advisor’s ability to do so may be constrained by the withdrawal limitations imposed by certain of the Underlying Funds, which may prevent the Fund from reacting rapidly to market changes should an Underlying Fund fail to effect portfolio changes consistent with such market changes and the demands of the Advisor. Such withdrawal limitations may also restrict the Advisor’s ability to terminate investments in Underlying Funds that are poorly performing or have otherwise had adverse changes. The Advisor and RREEF will be dependent on information provided by the Underlying Fund, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Advisor’s or RREEF’s ability to manage the Fund’s investment portfolio in accordance with its investment objectives.

Leveraging Risk. The use of leverage, such as borrowing money to purchase securities or otherwise invest the Fund’s assets, will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of adverse performance of the Fund’s underlying investments. In addition to any borrowing utilized by the Fund, the Underlying Funds in which the Fund invests may utilize leverage, subject to the limitations of their charters and operative documents. Leverage by Underlying Funds and/or the Fund has the effect of potentially increasing losses. In addition, interest rates (including benchmarks like Secured Overnight Financing Rate ("SOFR") and the spreads to such benchmarks charged by lenders) are highly sensitive to external factors outside a borrower’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. During periods of increased interest rates, borrowing costs of the Fund will likely increase and may adversely affect the Fund’s performance.

REIT Risk. The value of investments in REIT shares may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Also, qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Valuation of Institutional Investment Funds. Institutional Investment Funds are not publicly traded and the Fund may consider information provided by the institutional asset manager to determine the value of the Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the value of the Fund’s investment in Institutional Investment Funds, the Advisor considers, among other things, information provided by the Institutional Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Advisor’s ability to value accurately the Fund’s shares. Institutional Investment Funds that invest primarily in publicly traded securities are more easily valued.